UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    April 22, 2014

ROKWADER, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 000-51867

Delaware	73-1731755
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

23945 Calabasas Road, Suite 115 Calabasas, CA 91302
(Address of Principal Executive Offices, Including Zip Code)

(818) 224-3675
(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause Rokwader, Inc. (“ROKR”) actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe ROKR’s future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. ROKR’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, ROKR undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Section 1-Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On April 22, 2014, Latigo Shore Music, Inc. (“Latigo”), a wholly-owned subsidiary of Rokwader, Inc. entered into an Exclusive Songwriter Agreement with Jess Boeschen p/k/a Jeston Cade. Mr. Cade was engaged as a writer to author, arrange and adopt musical compositions as well as a songwriter and composer. The initial term which, as agreed to by the parties began on March 1, 2014, is for a one year period, with Latigo having the option to extend the term for two additional one year periods. In addition to retaining Mr. Cade’s services as a songwriter, Latigo acquired all of Mr. Cade’s right, title and interest to ten (10) copyrighted songs that he either wrote or co-wrote. Mr. Cade is a young, up and coming singer and songwriter on the Nashville scene.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.
10.1 Exclusive Songwriter Agreement dated march 1, 2014 between the Latigo Shore Music, Inc., a wholly-owned subsidiary of the registrant, and Jess Boeschen.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Rokwader, Inc.
Date: May 7, 2014	By:	/s/ Yale Farar
Yale Farar President

Exhibit Index

Exhibit No.	Description
10.1	Exclusive Songwriter Agreement dated march 1, 2014 between the Latigo Shore Music, Inc., a wholly-owned subsidiary of the Registrant, and Jess Boeschen.

3